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                                                                 EX-23.1 CONSENT

                                 EXHIBIT 23.1
                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-37151) pertaining to the Credit Management Solutions, Inc. 1997 Stock Incentive Plan, of our report dated February 23, 2001 with respect to the consolidated financial statements of Credit Management Solutions, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2000.

                                                /s/ Ernst & Young LLP

Baltimore, Maryland
March 27, 2001